UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


   Date of report (Date of earliest event reported): May 4, 2006 (May 4, 2006)

                         AMERICAN RETIREMENT CORPORATION
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               (Exact Name of Registrant as Specified in Charter)

           Tennessee                      01-13031               62-1674303
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 (State or Other Jurisdiction           (Commission         (I.R.S. Employer
       of Incorporation)                File Number)       Identification No.)

                  111 Westwood Place, Suite 200
                       Brentwood, Tennessee                  37027
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             (Address of Principal Executive Offices)     (Zip Code)

                                 (615) 221-2250
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02.  Results of Operations and Financial Condition

         On May 4, 2006, American Retirement Corporation issued a press release announcing its first quarter 2006 earnings results. A copy of the press release is furnished herewith as Exhibit 99.1.

         Supplemental information relating to American Retirement Corporation's first quarter 2006 results is furnished herewith as Exhibit 99.2.

Item 7.01.  Regulation FD Disclosure

         On May 4, 2006, American Retirement Corporation issued a press release announcing its first quarter 2006 earnings results. A copy of the press release is furnished herewith as Exhibit 99.1.

         Supplemental information relating to American Retirement Corporation's first quarter 2006 results is furnished herewith as Exhibit 99.2.

Item 9.01.  Financial Statements and Exhibits

     (d)  Exhibits.

              99.1         Press Release dated May 4, 2006

              99.2         Supplemental Information

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



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                  AMERICAN RETIREMENT CORPORATION


                                  By: /s/ Bryan D. Richardson
                                  -------------------------------------------
                                  Bryan D. Richardson
                                  Executive Vice President - Finance and
                                  Chief Financial Officer

Date:  May 4, 2006

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



                                  EXHIBIT INDEX


     Exhibit
     Number                Description

        99.1               Press Release dated May 4, 2006

        99.2               Supplemental Information




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